                                                                   EXHIBIT 10.25

                             CHENIERE ENERGY, INC.
                             ---------------------


                            1997 STOCK OPTION PLAN
                            ----------------------


                                   ARTICLE I
                                   ---------

                                    PURPOSE
                                    -------

     1.1 This Cheniere Energy, Inc. 1997 Stock Option Plan is intended to advance the interests of the Company and its stockholders and subsidiaries by attracting, retaining and motivating the performance of selected directors, officers and employees of the Company of high caliber and potential upon whose judgment, initiative and effort the Company is largely dependent for the successful conduct of its business, and to encourage and enable such directors, officers and employees to acquire and retain a propriety interest in the Company by ownership of its stock.

                                  ARTICLE II

                                  DEFINITIONS
                                  -----------

     2.1     "Board" means the Board of Directors of the Company.

     2.2     "Code" means the Internal Revenue Code of 1986, as amended.

     2.3 "Common Stock" means the Company's Common Stock, par value $.003 per share.

     2.4 "Committee" means a committee appointed by the Board consisting of not less than two directors who fulfill the "non-employee director" requirements of Rule 16b-3 under the Exchange Act and the "outside director" requirements of
Section 162(m) of the code. Without limitation, the Committee may be the Compensation Committee, if any, of the Board, or any subcommittee of the Compensation Committee or the Board, provided that the members of the Committee satisfy the requirements of the previous sentence. The Board shall have the power to fill vacancies on the Committee arising by resignation, death, removal or otherwise. The Board, in its sole discretion, may bifurcate the powers and duties of the Committee among one or more separate committees, or retain all powers and duties of the Committee in a single Committee. The members of the Committee shall serve at the discretion of the Board.

     Notwithstanding the preceding paragraph, the term "Committee" as used in the Plan with respect to any Nonqualified Stock Option for a Committee member shall refer to the Board. In the case of a Nonqualifed Stock Option for a Committee member, the Board shall have all the powers and responsibilities of the Committee hereunder as to such Option, and any actions as to such Options may be acted upon only by the Board (unless it otherwise designates in its discretion). When the Board exercises its authority to act in the capacity as the Committee hereunder with respect to a Nonqualified Stock Option for a Committee member, it shall so designate with respect to any action that it undertakes in its capacity as the Committee.

     2.5     "Company" means Cheniere Energy, Inc., a Delaware corporation.

     2.6 "Covered Employee" means a named executive officer who is one of the group of covered employees as defined in Section 162(m) of the Code and Treasury Regulation (S) 1.162-27(c) (or its successor).

     2.7 "Date of Grant" means the date on which an Option becomes effective in accordance with Section 6.1 hereof.

     2.8 "Eligible Person" means any person who is a director, officer or employee of the Company or any Subsidiary.


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     2.9     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     2.10 "Fair Market Value" means the last reported sales price of the Common Stock on the principal trading market on which the Common Stock is listed or traded on the date as of which fair market value is to be determined or, in the absence of any reported sales of Common Stock on such date, on the first preceding date on which any such sale shall have been reported. If Common Stock is not listed or traded on the date as of which fair market value is to be determined, the Committee shall determine in good faith the fair market value in whatever manner it considers appropriate.

     2.11 "Incentive Stock Option" means a stock option granted under the Plan that is intended to meet the requirements of Section 422 of the Code and regulations promulgated thereunder.

     2.12 "Insider" means an individual who is, on the relevent date, an officer, director or ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

     2.13 "Nonqualified Stock Option" means a stock option granted under the Plan that is not an Incentive Stock Option.

     2.14 "Option" means an Incentive Stock Option or a Nonqualified Stock Option granted under the Plan.

     2.15 "Optionee" means an Eligible Person to whom an Option has been granted, which Option has not expired, under the Plan.

     2.16 "Option Price" means the price at which each share of Common Stock subject to an Option may by purchased, determined in accordance with Section 6.2 hereof.

     2.17 "Performance-Based Exception" means the performance-based exception from the tax deductibility limitations of Section 162(m) of the Code, as prescribed in Section 162(m) of the Code and Treasury Regulation (S) 1.162-27(e) (or its successor).

     2.18 "Plan" means this Cheniere Energy, Inc. 1997 Stock Option Plan, as it may be amended from time to time.

     2.19 "Stock Option Agreement" means an agreement between the Company and an Optionee under which the Optionee may purchase Common Stock under the Plan.

     2.20 "Subsidiary" means a subsidiary corporation of the Company, within the meaning of Section 424(f) of the Code.

                                  ARTICLE III

                                  ELIGIBILITY
                                  -----------

     All Eligible Persons are eligible to receive a grant of an Option under the Plan. The Committee shall, in its sole discretion, determine and designate from time to time those Eligible Persons who are to be granted an Option.

                                  ARTICLE IV

                                ADMINISTRATION
                                --------------

     4.1 Committee Members. The Plan shall be administered by the Committee appointed by the Board.

     4.2 Committee Authority. Subject to the express provisions of the Plan, the Committee shall have the authority, in its discretion, to determine the Eligible Persons to whom an Option shall be granted, the time or times at which an Option shall be granted, the number of shares of Common Stock subject to each Option, the Option Price of


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the shares subject to each Option, and the time or times when each Option shall become exercisable and the duration of the exercise period.

     Subject to the express provisions of the Plan, the committee shall also have discretionary authority to interpret to Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the details and provisions of each Stock Option Agreement, and to make all the determinations necessary or advisable in the administration of the Plan. All such actions and determinations by the Committee shall be conclusively binding for all purposes and upon all persons. No Committee member shall be liable for any action or determination made in good faith with respect to the Plan, any option or any Stock Option Agreement entered into hereunder.

     4.3 Majority Rule. A majority of the members of the Committee (or, if less than three, all of the members) shall constitute a quorum, and any action taken by a majority present at a meeting at which a quorum is present or any action taken without a meeting evidenced by a writing executed by a majority of the whole Commitee shall constitute the action of the Committee.

     4.4 Company Assistance. The Company shall supply full and timely information to the Committee on all matters relating to Eligible Persons, their employment or other service to the Company, their death, disability or other termination of service, and such other pertinent facts as the Commitee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.

                                   ARTICLE V

                        SHARES OF STOCK SUBJECT TO PLAN
                        -------------------------------

     5.1 Number of Shares. Subject to adjustment pursuant to the provisions of Section 5.2 hereof, the maximum number of shares of Common Stock which may be issued and sold hereunder shall be 950,000 shares. Shares of Common Stock issued and sold under the Plan may be either authorized but unissued shares or shares held in the Company's treasury. Shares of Common Stock covered by an Option that shall have been exercised shall not again be available for an Option grant. If an Option shall terminate for any reason (including, without limitation, the cancellation of an Option pursuant to Section 6.6 hereof) without being wholly exercised, the number of shares to which such Option termination relates shall again be available for grant hereunder. Unless and until the Committee determines that a particular Option granted to a Covered Employee is not intended to comply with the Performance-Based Exception, the following rules shall apply to grants of Options to Covered Employees:

          (a) Subject to adjustment as provided in Section 5.2, the maximum aggregate number of Options for shares of Common Stock that may be granted in any calendar year to any Covered Employee shall be five hundred thousand (500,000) shares.

          (b) With respect to any Option granted to a Covered Employee that is canceled or repriced, the number of shares of Common Stock subject to such Option shall continue to count against the maximum number of shares that may be the subject of Options granted to such Covered Employees under subsection (a) above and, in this regard, such maximum shall be determined in accordance with Section 162(m) of the Code.

          (c) The limitations of subsections (a) and (b) above shall be construed and administered so as to comply with he Performance-Based Exception.

     5.2 Antidilution. Subject to Article IX hereof, in the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger or consolidation, or the sale, conveyance, or other transfer by the Company of all or substantially all of its property, or any other change in the corporate structure or shares of the Company, pursuant to any of which events the then outstanding shares of Common Stock are split up or combined, or are changed into, become exchangeable at the holder's election for or entitle the holder thereof to, other shares of stock, or in the case of any other transaction described in Section 424(a) of the Code, the Committee may change the number and kind of shares (including by substitution of shares of another corporation) subject to the Options and/or the Option Price of such shares in the manner that it shall deem to be equitable and appropriate. In no event may any such change



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be made to an Incentive Stock Option which would constitute a "modification"
within the meaning of Section 424(h)(3) of the Code.

                                  ARTICLE VI

                                    OPTIONS
                                    -------

     6.1 Grant of Option. An Option may be granted to any Eligible Person selected by the Committee. The grant of an Option shall first be effective upon the date it is approved by the Committee, except to the extent the Committee shall specify a later date upon which the grant of an Option shall first be effective. Each Option shall be designated, at the discretion of the Committee, as an Incentive Stock Option or a Nonqualified Stock Option, provided that Incentive Stock Options may only be granted to Eligible Persons who are considered employees of the Company or any Subsidiary for purposes of Section 422 of the Code. The Company and the Optionee shall execute a Stock Option Agreement which shall set forth such terms and conditions of the Option as may be determined by the Committee to be consistent with the Plan, and which may include additional provisions and restrictions that are not inconsistent with the Plan.

     6.2 Option Price. The Option Price shall be determined by the Committee; provided, however, the Option Price of an Incentive Stock Option shall not be less that 100 percent of the Fair Market Value of a share of Common Stock on the Date of Grant. To the extent that a Nonqualified Stock Option is intended to qualify for the Performance-Based Exception, the Option Price shall not be less than 100% of the Fair Market Value per share of Commons Stock on the Date of Grant.

     No employee shall be eligible for the grant of any Incentive Stock Option who owns, or would own immediately before the grant of such Incentive Stock Option, directly or indirectly, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or any parent or Subsidiary of the Company. This restriction does not apply if, at the time such Incentive Stock Option is granted, the Option exercise price is at lease one hundred and ten percent (110%) of the Fair Market Value on the date of grant and the Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date of grant. For the purpose of the immediately preceding sentence, the attribution rules of Section 424(d) of the Code shall apply for the purpose of determining an employee's percentage ownership in the Company or any parent or Subsidiary. This paragraph shall be construed consistent with the requirements of Section 422 of the Code.

     6.3 Vesting; Term of Option. Unless otherwise specified by the Committee in the Stock Option Agreement for an Optionee, an Option shall vest and become exercisable in cumulative annual installments, each of which shall relate to one quarter of the number of shares of Common Stock originally covered thereby (adjusted in accordance with Section 5.2 hereof), on the second, third, fourth and fifth anniversaries of the Date of Grant, respectively, provided that the Optionee is an Eligible Person on such anniversary. Notwithstanding the foregoing, the Committee, in its sole discretion, may accelerate the exercisability to the extent provided in Article VIII hereof. The period during which a vested Option may be exercised shall be ten years from the Date of Grant, unless a shorter exercise period is specified by the Committee in the Stock Option Agreement for any Optionee.

     6.4 Option Exercise; Withholding. An Option may be exercised in whole or in part at any time, with respect to whole shares only , within the period permitted for the exercise thereof, and shall be exercised by written notice of intent to exercise the Option with respect to a specified number of shares delivered to the company at its principal office, and payment in full to the Company at said office of the amount of the Option Price for the number of shares of the Common Stock with respect to which the Option is then being exercised. Payment of the Option Price shall be made (i) in cash or by cash equivalent, (ii) at the discretion of the Committee, in Common Stock (not subject to limitations on transfer) valued at the Fair Market Value of such shares on the trading date immediately preceding the date of exercise or (iii) at the discretion of the Committee, by a combination of such cash and such Common Stock. In addition to and at the time or payment of the Option Price, the Optionee shall pay to the Company in cash or, at the discretion of the Committee, in Common Stock the full amount of all federal and state withholding and other employment taxes applicable to the taxable income of such Optionee resulting from such exercise.


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     6.5     Nontransferability of Option.  No Option shall be transferred by an
Optionee other than by will or the laws of descent and distribution. No transfer of an Option by the Optionee by will or by laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the will and/or such other evidence as the Committee may deem necessary to establish the validity of the transfer. During the lifetime of an Optionee, the Option shall be exercisable only by him, except that, in the case of an Optionee who is legally incapacitated, the Option shall be exercisable by his guardian or legal representative.

     6.6     Cancellation, Substitution and Amendment of Options.  The
Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionees, (i) the cancellation of any or all outstanding Options and the grant in substitution therefor of new Options covering the same or different numbers of shares of Common Stock and having an Option Price which may be the same as or different than the Option Price of the canceled Options or (ii) the amendment of the terms of any and all outstanding Options.

                                  ARTICLE VII

                            INCENTIVE STOCK OPTIONS
                            -----------------------

     7.1 Annual Limits. No Incentive Stock Option shall be granted to an Optionee as a result of which the aggregate Fair Market Value (determined as at the date of grant) of the stock with respect to which Incentive Stock Options are exercisable for the first time in any calendar year under the Plan (and any other stock option plans of the Company, any Subsidiary or any parent corporation) would exceed $100,000, as determined in accordance with Section 422(d) of the Code. This limitation shall be applied by taking Options into account in the order in which granted.

     Notwithstanding any contrary provision in the Plan, to the extent that the aggregate Fair Market Value (determined as of the time the Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Grantee during any single calendar year (under the Plan and any other stock option plans of the Company and its Subsidiaries or parent) exceeds the sum of $100,000, such Incentive Stock Option shall be treated as a Nonqualified Stock Option and not an Incentive Stock Option, but all other terms and provisions of such Stock Option shall remain unchanged. This paragraph shall be applied by taking Incentive Stock Options into account in the order in which they are granted.

     7.2 Disqualifying Dispositions. If shares of Common Stock acquired by exercise of an Incentive Stock Option are disposed of within two years following the Date of Grant or one year following the transfer of such shares to the Optionee upon exercise, the Optionee shall, within 10 days after such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Committee may reasonably require. With respect to any disqualifying disposition of shares of Common Stock received by an Optionee pursuant to the exercise of an Incentive Stock Option, the Company shall have the right to withhold from any salary, wages or other compensation payable by the Company to the Optionee an amount sufficient to satisfy federal, state and local tax withholding requirements attributable to such disqualifying disposition.

     7.3 Other Terms and Conditions. Any Incentive Stock Option granted hereunder shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as are deemed necessary, or desirable by the Committee, which terms, together with the terms of this Plan, shall be intended and interpreted to cause such Incentive Stock Option to qualify as an "incentive stock option" under Section 422 of the Code.

                                 ARTICLE VIII

                            TERMINATION OF SERVICE
                            ----------------------

     8.1 Death. Except if otherwise provided in the Stock Option Agreement, if an Optionee shall die at any time after the Date of Grant and while he is an Eligible Person, the executor or administrator of the estate of the decedent, or the person or persons to whom an Option shall have been validly transferred in accordance with Section 6.5 hereof pursuant to will or the laws of descent and distribution, shall have the right, during the period ending one year after the date of the Optionee's death (subject to Section 6.3 hereof concerning the maximum term of an Option), to exercise the Optionee's Option to the extent that it was exercisable at the date of the Optionee's death and shall not have been previously exercised. The Committee may determine at or after grant to make any portion of his Option that is not exercisable at the date of death immediately vested and exercisable. No Incentive Stock Option may be exercised more than one year after the Optionee's termination of employment due to death.

     8.2 Disability. Except if otherwise provided in the Stock Option Agreement, if an Optionee's employment or other service with the Company or any Subsidiary shall be terminated as a result of his permanent and total disability (within the meaning of Section 22(e)(3) of the Code) at any time after the Date of Grant and while he is an Eligible Person, the Optionee (or in case of an Optionee who is legally incapacitated, his guardian or legal representative) shall have the right, during a period ending one year after the date of his termination due to disability (subject to Section 6.3 hereof concerning the maximum term of an Option), to exercise such Option to the extent that it was exercisable at the date of such termination of employment or other service and shall not have been exercised. The Committee may determine at or after grant to make any portion of this Option that is not exercisable at e date of termination of employment or other service due to disability immediately vested and exercisable. No Incentive Stock Option may be exercised more than one year after the Optionee's termination of employment due to disability.

     8.3 Termination of Cause. If an Optionee's employment or other service with the Company or any Subsidiary shall be terminated for cause, the Optionee's right to exercise any unexercised portion of this Option shall immediately terminate and all rights thereunder shall cease. For purposes of this Section 8.3, termination for "cause" shall include, but not be limited to, embezzlement or misappropriation of funds, any acts of dishonesty resulting in conviction for a felony, misconduct resulting in material injury to the Company or any Subsidiary, significant activities harmful to the reputation of the Company or any Subsidiary, a significant violation of Company or Subsidiary policy, willful refusal to perform, or substantial disregard of, the duties property assigned to the Optionee, or a significant violation of any contractual statutory or common law duty of loyalty to the Company or any Subsidiary. The Committee shall have the power to determine whether the Optionee has been terminated for cause and the date upon which such termination for cause occurs. Any such determination shall be final, conclusive and binding upon the Optionee.

     8.4 Other Termination of Service. Except if otherwise provided in the Stock Option Agreement, if an Optionee's employment or other service with the Company or any Subsidiary shall be terminated for any reason other than death, permanent and total disability or termination for cause, the Optionee shall have the right, during the period ending 90 days after such termination (subject to Section 6.3 hereof concerning the maximum term of an Option), to exercise such Option to the extent that it was exercisable at the date of such termination and shall not have been exercised. For purposes of this Section 8.4, an Optionee shall not be considered to have terminated employment or other service with the Company or any Subsidiary until the expiration of the period of any military, sick leave or other bona fide leave of absence, up to a maximum period of 90 days (or such greater period during which the Optionee is guaranteed reemployment either by statute or contact).

                                  ARTICLE IX

                               CHANGE IN CONTROL
                               -----------------

     9.1 Change in Control. Upon a "change in control" of the Company (as defined in Section 9.2), each outstanding Option, to the extent that it shall not otherwise have become vested, shall become fully and immediately vested (without regard to any otherwise applicable vesting requirement under Section
6.3 or in the Stock Option Agreement) and an Optionee shall surrender his Option and receive with respect to each share of Common Stock issuable under such Option outstanding at such time, a payment is cash equal to the excess of the Fair Mark Value of the Common Stock at the time of the change in control over the Option Price of the Common Stock; provided, however, that no such vesting and cash payment shall occur if (i) the change in control has been approved by at least two-thirds of the members of the Board who were serving as such immediately prior to such transaction and (ii) provision has been made in connection with such transaction for (a) the continuation of the Plan and/or the assumption of such Options by a successor corporation (or a parent or subsidiary thereof) or (b) the substitution for such Options of new options covering the stock of a successor corporation (or a parent or subsidiary thereof), with appropriate adjustments as to the number and kinds of shares and exercise prices. In the event of any such continuation, assumption or substitution, the Plan and/or such Options shall continue in the manner and under the terms so provided.

     9.2 Definition. For purposes of Section 9.1 hereof, a "change in control" of the Company shall mean:



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          (a) The acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of the total voting power of all the Company's then outstanding securities entitled to vote generally in the election of directors to the Board; provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a change in control; (i) any acquisition by the Company or its parent or Subsidiaries, (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or its parent or Subsidiaries, or (iii) any acquisition consummated with the prior approval of the Board; or

          (b) During the period of two consecutive calendar years, individuals who at the beginning of such period constitute the Board, and any new director(s) whose (i) election by the Board or (ii) nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, should cease for any reason to constitute a majority of the Board; or

          (c) The Company becomes a party to a merger, plan of reorganization, consolidation or share exchange in which either (i) the Company will not be the surviving corporation or (ii) the Company will be the surviving corporation and any outstanding shares of the Company's common stock will be converted into shares of any other company (other than a reincorporation or the establishment of a holding company involving no change of ownership of the Company) or other securities, cash or other property (excluding payments made solely for fractional shares); or

          (d) The shareholders of the Company approve a merger, plan of reorganization, consolidation or share exchange with any other corporation, and immediately following such merger, plan of reorganization, consolidation or share exchange the holders of the voting securities of the Company outstanding immediately prior thereto hold securities representing fifty percent (50%) or less of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger, plan of reorganization, consolidation or share exchange; provided, however, that notwithstanding the foregoing, no change in control shall be deemed to have occurred if one-half (1/2) or more of the members of the Board of the Company or such surviving entity immediately after such merger, plan of reorganization, consolidation or share exchange is comprised of persons who served as directors of the Company immediately prior to such merger, plan of reorganization, consolidation or share exchange or who are otherwise designees of the Company; or

          (e) Upon approval by the Company's stockholders of a complete liquidation and dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company other than to a parent or Subsidiary; or

          (f) Any other event that a majority of the Board, in its sole discretion, shall determine constitutes a change in control for purposes of
     Section 9.1.

          Notwithstanding the occurrence of any of the foregoing events of this
     Section 9.2 which would otherwise result in a change in control, the Board may determine in its sole discretion, if it deems it to be in the best interest of the Company, that an event or events otherwise constituting a change in control shall not be considered a change in control. Such determination shall be effective only if it is made by the Board as it is constituted prior to the occurrence of an event that otherwise would be or probably would lead to a change in control; or after such event if made by the Board a majority of which is composed of directors who were members of the Board immediately prior to the event that otherwise would be or probably would lead to a change in control.

     9.3 Exchange of Options. The Committee may, in its discretion, permit any Optionee to surrender outstanding Options in order to exercise or realize his rights under other Options or in exchange for the grant of new Options, or require holders of Options to surrender outstanding Options as a condition precedent to the grant of new Options.

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

                                   ARTICLE X

                              STOCK CERTIFICATES

     10.1 Issuance of Certificates. Subject to Section 10.2 hereof, the Company shall issue a stock certificate in the name of the Optionee (or other person exercising the Option in accordance with the provisions of the Plan) for the shares of Common Stock purchased by exercise of an Option as soon as practicable after due exercise and payment of the aggregate Option Price for such shares. A separate stock certificate or separate stock certificates shall be issued for any shares of Common Stock purchased pursuant to the exercise of an Option that is an Incentive Stock Option, which certificate or certificates shall not include any shares of Common Stock that were purchased pursuant to the exercise of an Option that is a Nonqualified Stock Option.

     10.2 Conditions. The Company shall not be required to issue or deliver any certificate for shares of Common Stock purchased upon the exercise of any Option granted hereunder or any portion thereof prior to fulfillment of all of the following conditions:

          (a) The completion of any registration or other qualification of such shares, under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, that the Committee shall in its sole discretion deem necessary or advisable;

          (b) The obtaining of any approval or other clearance from any federal or state governmental agency which the Committee shall in its sole discretion determine to be necessary or advisable;

          (c) The lapse of such reasonable period of time following the exercise of the Option as the Committee from time to time may establish for reasons of administrative convenience;

          (d) Satisfaction by the Optionee of all applicable withholding taxes or other withholding liabilities; and

          (e) If required by the Committee, in its sole discretion, the receipt by the Company from an Optionee of (i) a representation in writing that the shares of Common Stock received upon exercise of an Option are being acquired for investment and not with a view to distribution and (ii) such other representations and warranties as are deemed necessary by counsel to the Company.

     10.3 Legends. The Company reserves the right to legend any certificate for shares of Common Stock, conditioning sales of such shares upon compliance with applicable federal and state securities laws and regulations.

                                  ARTICLE XI

                   EFFECTIVE DATE, TERMINATION AND AMENDMENT

     11.1 Effecive Date. The Plan shall become effective on the date of its adoption by the Board; provided, however that no Option shall be exercisable by an Optionee unless and until the Plan shall have been approved by the stockholders of the Company, which approval shall be obtained within 12 months before or after the adoption of the Plan by the Board. If the stockholders fail to approve the Plan within one year from the Effective Date, any Options granted hereunder shall be null and void and of no effect.

     11.2 Termination and Amendment. The Plan shall terminate on the date immediately preceding the tenth anniversary of the earlier of the date the Plan is adopted by the Board or the date the Plan is approved by the Company's stockholders. Notwithstanding the foregoing, the Board shall have complete power and authority to terminate the Plan at an earlier date or to amend the Plan; provided, however, the Board shall not, without the approval of the stockholders of the Company within the time period required by applicable law, (a) increase the maximum number of shares which may be issued under the Plan pursuant to
Section 5.1, (b) amend the requirements as to the class of employees eligible to receive Options for Common Stock under the Plan, (c) extend the term of the Plan, or (d) decrease the authority granted to the Committee under the Plan in contravention of (i) Rule 16b-3 under the Exchange Act or (ii) Section

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

162(m) of the Code to the extent that the Committee seeks compliance with
Section 162(m). No termination or amendment of the Plan shall adversely affect the rights of an Optionee (or his permitted transferee) under a previously granted or transferred Option without his written consent.

    In addition, to the extent that the Committee determines that (a) the listing for qualification requirements of any national securities exchange or quotation system on which the Common Stock is then listed or quoted, or (b) the Code (or regulations promulgated thereunder), require stockholder approval in order to maintain compliance with such listing requirements or to maintain any favorable tax advantages or qualifications, then the Plan shall not be amended in such respect without obtaining the approval of the Company's stockholders within the prescribed time period.

    With respect to insiders, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act. Any ambiguities or inconsistencies in the construction of any Stock Option Agreement or the Plan shall be interpreted to give effect to such intention.

    Unless otherwise determined by the Committee with respect to any particular Option grant, it is intended that the Plan comply fully with and meet all the requirements of Section 162(m) of the Code so that any Stock Options that are granted to Covered Employees shall qualify for the Performance-Based Exception. If any provision of the Plan or a Stock Option Agreement would not permit the Plan or Stock Option to comply with the Performance-Based Exception as so intended, such provision shall be construed or deemed amended to conform to the requirements of the Performance-Based Exception to the extent permitted by applicable law and deemed advisable by the Committee; provided, however, no such construction or amendment shall have an adverse effect on the prior grant of any Stock Option or on the economic value to an Optionee (or his permitted transferee) of any outstanding Stock Option.

                                  ARTICLE XII

                                 MISCELLANEOUS

    12.1 Employment or other Service. Nothing in the Plan, in the grant of any Option or in any Stock Option Agreement shall confer upon any Eligible Person the right to continue in the capacity in which he is employed by or otherwise provides services to the Company or any Subsidiary. Notwithstanding anything contained in the Plan to the contrary, unless otherwise provided in a Stock Option Agreement, no Option shall be affected by any change of duties or position of the Optionee (including a transfer to or from the Company or any Subsidiary), so long as such Optionee continues to be an Eligible Person.

    12.2 Rights as Shareholder. An Optionee or the permitted transferee of an Option shall have no rights as a shareholder with respect to any shares subject to such Option prior to the purchase of such shares by exercise of such Option as provided herein. Nothing contained herein or in the Stock Agreement relating to any Option shall create an obligation on the part of the Company to repurchase any shares of Common Stock purchased hereunder.

    12.3 Compensation and Benefit Plans. The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Subsidiary. The amount of any compensation deemed to be received by an Optionee as a result of the exercise of an Option or the sale of shares received upon such exercise shall not constitute compensation with respect to which any other employee benefits of such Optionee are determined, including, without limitation, benefits under any bonus, pension, profit sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board or the Committee or provided by the terms of such plan.

    12.4 Plan Binding n Successors. The Plan shall be binding upon the Company, its successors and assigns, and the Optionee, his executor, administrator and permitted transferees.

    12.5 Construction and Interpretation. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender. Headings of Articles and Sections hereof are inserted for convenience and reference and constitute no part of the plan.


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

    12.6 Severability. If any provision of the Plan or any Stock Option Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

    12.7 Governing Law. The validity and Construction of this Plan and of the Stock Option Agreements shall be governed by the laws of the State of Texas, without regard to its conflicts of law provisions.


    This Cheniere Energy, Inc. 1997 Stock Plan was originally adopted and approved by the Board of Directors of Cheniere Energy, Inc., on April 22, 1997. By unanimous written consent of the Board of Directors dated October 2, 1997, the Plan was amended and restated effective as of April 22, 1997.


                                  /s/ CHARIF SOUKI
                                  ----------------------------------
                                  Secretary of Cheniere Energy, Inc.


    This Cheniere Energy, Inc. 1997 Stock Option Plan was duly approved by the stockholders of Cheniere Energy, Inc. on the 5th day of November, 1997.


                                  /s/ Charif Souki
                                  ----------------------------------
                                  Secretary of Cheniere Energy, Inc.



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